UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	January 31, 2018

WESTERN ASSET

SHORT DURATION HIGH INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Short Duration High Income Fund for the six-month reporting period ended January 31, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 28, 2018

II	Western Asset Short Duration High Income Fund

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the six months ended January 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second and third quarter 2017 U.S. gross domestic product (“GDP”)i growth was 3.1% and 3.2%, respectively. The U.S. Department of Commerce’s second reading for fourth quarter 2017 GDP growth — released after the reporting period ended — was 2.5%. The deceleration in growth reflected a downturn in private investor investment, which was partially offset by accelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, nonresidential fixed investment and federal government spending.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on January 31, 2018, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In January 2018, 21.5% of Americans looking for a job had been out of work for more than six months, versus 24.7% when the period began.

Western Asset Short Duration High Income Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, at its meeting that ended on March 15, 2017, the Fed increased the federal funds rateiii 0.25% to a range between 0.75% and 1.00%. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. The Fed raised the rate once during the reporting period. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended January 31, 2018. The yield for the two-year Treasury note began the reporting period at 1.34%. The low for the period of 1.27% occurred on September 7 and September 8, 2017. The yield for the two-year Treasury note ended the reporting period at 2.14% — equaling its high for the period. The yield for the ten-year Treasury began the reporting period at 2.30% and ended the period at 2.72%. The low for the period of 2.05% occurred on September 7, 2017, and the peak of 2.73% took place on January 30, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated given changing expectations for global growth, uncertainties regarding future central bank monetary policy, the signing of the U.S. tax reform bill in December 2017 and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned -0.35% during the six-month reporting period ended January 31, 2018.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, gained 1.94% for the six months ended January 31, 2018. The high-yield market was relatively flat in August 2017, and moved higher in September and October 2017. After a modest setback in November 2017, the high-yield market again rallied in December 2017 and January 2018. For the reporting period as a whole, the high-yield market was supported by solid demand from investors looking to generate incremental yield in the low interest rate environment.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi gained 2.06% during the six months ended January 31, 2018. Despite several modest setbacks the asset class posted positive results during the reporting period. This was triggered by overall strong investor demand, less concern

IV	Western Asset Short Duration High Income Fund

over a significant shift in U.S. trade policy, rising oil prices and a weakening U.S. dollar.

Performance review

For the six months ended January 31, 2018, Class A shares of Western Asset Short Duration High Income Fund, excluding sales charges, returned 2.58%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Indexvii, returned 2.13% for the same period. The Lipper High Yield Funds Category Average1 returned 1.87% over the same time frame.

Performance Snapshot as of January 31, 2018 (unaudited)
(excluding sales charges)	6 months
Western Asset Short Duration High Income Fund:
Class A	2.58%
Class C	2.22%
Class C1[2]	2.36%
Class R	2.42%
Class I	2.71%
Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index	2.13%
Lipper High Yield Funds Category Average[1]	1.87%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended January 31, 2018 for Class A, Class C, Class C1, Class R and Class I shares were 4.40%, 3.80%, 4.08%, 4.05% and 4.79%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class A shares would have been 4.39%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 28, 2017, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class R and Class I shares were 1.00%, 1.70%, 1.42%, 1.31% and 0.73%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 706 funds in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Short Duration High Income Fund	V

Investment commentary (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 28, 2018

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund invests in high yield bonds, which are rated below investment grade and carry more risk than higher rated securities. Below investment grade securities are commonly referred to as “junk bonds.” Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Asset-backed, mortgage-backed or mortgage-related securities are subject to additional risks, such as prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

The Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index is an index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. This index only allows issues with a remaining maturity of 1-5 years. Pay-in-kinds and partial pay-in-kinds are excluded.

VI	Western Asset Short Duration High Income Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2018 and July 31, 2017 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2017 and held for the six months ended January 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.58%	$1,000.00	$1,025.80	1.00%	$5.11	Class A	5.00%	$1,000.00	$1,020.16	1.00%	$5.09
Class C	2.22	1,000.00	1,022.20	1.71	8.72	Class C	5.00	1,000.00	1,016.59	1.71	8.69
Class C1	2.36	1,000.00	1,023.60	1.43	7.29	Class C1	5.00	1,000.00	1,018.00	1.43	7.27
Class R	2.42	1,000.00	1,024.20	1.31	6.68	Class R	5.00	1,000.00	1,018.60	1.31	6.67
Class I	2.71	1,000.00	1,027.10	0.76	3.88	Class I	5.00	1,000.00	1,021.37	0.76	3.87

2	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

[1]	For the six months ended January 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — January 31, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WASD High Income	— Western Asset Short Duration High Income Fund

4	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — January 31, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WASD High Income	— Western Asset Short Duration High Income Fund

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	5

Schedule of investments (unaudited)

January 31, 2018

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 72.2%
Consumer Discretionary — 13.9%
Auto Components — 1.0%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	$1,130,000	$1,124,350	(a)
Delphi Technologies PLC, Senior Notes	5.000%	10/1/25	770,000	770,000	(a)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.125% Cash or 4.875% PIK)	4.125%	9/15/21	1,300,000	1,319,500	(a)(b)
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	1,361,000	1,406,934	(a)
Total Auto Components				4,620,784
Diversified Consumer Services — 0.4%
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	405,000	449,044	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	940,000	940,000	*(a)(c)
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	680,000	729,300	(a)
Total Diversified Consumer Services				2,118,344
Hotels, Restaurants & Leisure — 5.5%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	1,700,000	1,710,625	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	410,000	403,850	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/18	1,279,021	1,279,021	(a)(b)(d)(e)
Brinker International Inc., Senior Notes	5.000%	10/1/24	950,000	959,500	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	2,480,000	2,613,300
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	1,150,000	1,188,467	(a)(c)
GLP Capital LP/GLP Financing II Inc., Senior Notes	4.375%	4/15/21	940,000	963,500
Golden Nugget Inc., Senior Notes	8.750%	10/1/25	950,000	1,016,500	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	1,060,000	1,069,943
International Game Technology PLC, Secured Notes	6.250%	2/15/22	570,000	613,292	(a)
International Game Technology PLC, Senior Secured Notes	6.500%	2/15/25	200,000	223,500	(a)
MGM Resorts International, Senior Notes	7.750%	3/15/22	2,500,000	2,848,675
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	2,260,000	2,341,925	(a)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	2,190,000	2,409,000
Scientific Games International Inc., Senior Secured Notes	5.000%	10/15/25	810,000	813,037	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,378,000	1,492,374	(a)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	1,200,000	1,155,360	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	2,640,000	2,649,900	(a)
Total Hotels, Restaurants & Leisure				25,751,769

See Notes to Financial Statements.

6	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Household Durables — 1.3%
Century Communities Inc., Senior Notes	5.875%	7/15/25	$480,000	$487,800
Lennar Corp., Senior Notes	4.500%	4/30/24	1,690,000	1,713,322
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	5.875%	4/1/23	1,000,000	1,035,000	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	470,000	490,562	(a)
Weekley Homes LLC/Weekley Finance Corp., Senior Notes	6.625%	8/15/25	1,570,000	1,581,775	(a)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	410,000	425,375
William Lyon Homes Inc., Senior Notes	5.875%	1/31/25	440,000	450,450
Total Household Durables				6,184,284
Media — 4.2%
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	1,000,000	1,055,000	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.000%	3/1/23	4,000,000	3,938,760	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/23	750,000	766,406	(a)
DISH DBS Corp., Senior Notes	5.000%	3/15/23	4,000,000	3,766,400
DISH DBS Corp., Senior Notes	7.750%	7/1/26	2,115,000	2,181,094
EW Scripps Co., Senior Notes	5.125%	5/15/25	960,000	950,400	(a)
Lions Gate Entertainment Corp., Senior Notes	5.875%	11/1/24	630,000	673,312	(a)
Meredith Corp., Senior Notes	6.875%	2/1/26	980,000	1,005,725	(a)
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	3,850,000	3,762,220	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	1,750,000	1,683,290	(a)
Total Media				19,782,607
Specialty Retail — 1.3%
American Greetings Corp., Senior Notes	7.875%	2/15/25	800,000	854,000	(a)
GameStop Corp., Senior Notes	6.750%	3/15/21	630,000	655,988	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	450,000	313,875	(a)
Hertz Corp., Senior Notes	5.875%	10/15/20	1,960,000	1,969,800
Lithia Motors Inc., Senior Notes	5.250%	8/1/25	770,000	795,025	(a)
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	1,500,000	1,507,500	(a)
Total Specialty Retail				6,096,188
Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	1,000,000	1,017,500	(a)
Total Consumer Discretionary				65,571,476
Consumer Staples — 2.0%
Beverages — 0.5%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,170,000	1,172,925	(a)
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	1,170,000	1,194,862	(a)
Total Beverages				2,367,787

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Food & Staples Retailing — 0.7%
Beverages & More Inc., Senior Secured Notes	11.500%	6/15/22	$1,410,000	$1,328,925	(a)
Rite Aid Corp., Senior Notes	6.125%	4/1/23	1,880,000	1,760,150	(a)
Total Food & Staples Retailing				3,089,075
Food Products — 0.4%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	2,100,000	2,142,000	(a)
Household Products — 0.2%
Central Garden & Pet Co., Senior Notes	5.125%	2/1/28	750,000	748,125
Tobacco — 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,081,000	1,031,004
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	50,000	52,625	(a)
Total Tobacco				1,083,629
Total Consumer Staples				9,430,616
Energy — 13.3%
Energy Equipment & Services — 1.0%
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	1,990,000	2,169,100	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,540,000	1,578,500
Transocean Inc., Senior Notes	9.000%	7/15/23	670,000	737,837	(a)
Total Energy Equipment & Services				4,485,437
Oil, Gas & Consumable Fuels — 12.3%
Berry Petroleum Co. Escrow	—	—	7,077,000	0	*(d)(e)(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	3,800,000	3,961,500	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	1,390,000	1,575,912	(a)
Carrizo Oil & Gas Inc., Senior Notes	8.250%	7/15/25	1,880,000	2,082,100
Centennial Resource Production LLC, Senior Notes	5.375%	1/15/26	740,000	752,025	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	560,000	588,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	1,070,000	1,005,800
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	2,750,000	2,784,375	(a)
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	1,670,000	1,766,025	(a)
DCP Midstream Operating LP, Senior Notes	4.750%	9/30/21	975,000	1,019,168	(a)
DCP Midstream Partners LP, Senior Notes	4.950%	4/1/22	190,000	199,025
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	1,250,000	1,301,563	(a)
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	140,000	140,260
Ecopetrol SA, Senior Notes	5.875%	9/18/23	607,000	666,595
Ecopetrol SA, Senior Notes	5.375%	6/26/26	70,000	75,208
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	980,000	994,700	(a)

See Notes to Financial Statements.

8	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	$2,260,000	$2,163,950
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	7.750%	9/1/22	410,000	303,400
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,000,000	672,500
Extraction Oil & Gas Inc., Senior Notes	7.375%	5/15/24	950,000	1,033,125	(a)
Extraction Oil & Gas Inc., Senior Notes	5.625%	2/1/26	1,480,000	1,483,330	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	1,920,000	1,886,400
Magnum Hunter Resources Corp. Escrow	—	—	8,710,000	0	*(d)(e)(f)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	820,000	709,300	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,620,000	1,411,425	(a)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	1,200,000	1,248,000
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	2,240,000	2,346,400
NGPL PipeCo LLC, Senior Notes	4.375%	8/15/22	1,880,000	1,906,414	(a)
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	1,500,000	1,548,750
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	1,910,000	2,040,835
QEP Resources Inc., Senior Notes	6.875%	3/1/21	637,000	691,145
QEP Resources Inc., Senior Notes	5.250%	5/1/23	300,000	307,500
Range Resources Corp., Senior Notes	5.000%	8/15/22	52,000	52,650
Range Resources Corp., Senior Notes	5.000%	3/15/23	2,550,000	2,569,125
Rockies Express Pipeline LLC, Senior Notes	5.625%	4/15/20	3,800,000	4,009,000	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	1,670,000	1,757,675
RSP Permian Inc., Senior Notes	5.250%	1/15/25	790,000	823,575
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	930,000	920,681
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	700,000	614,250
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	2,396,197	2,453,107	(a)
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	1,240,000	1,246,825	(a)
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,500,000	1,560,000	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.500%	10/15/19	600,000	624,618
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	970,000	1,000,313
WPX Energy Inc., Senior Notes	6.000%	1/15/22	550,000	581,625
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,120,000	1,290,800
Total Oil, Gas & Consumable Fuels				58,168,974
Total Energy				62,654,411
Financials — 7.3%
Banks — 0.9%
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	1,320,000	1,583,522	(a)(g)(h)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	$1,080,000	$1,082,700	(a)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	1,050,000	1,174,688	(g)(h)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	580,000	678,463
Total Banks				4,519,373
Capital Markets — 0.3%
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	1,280,000	1,356,800
Consumer Finance — 2.8%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,430,000	1,562,990
Ally Financial Inc., Senior Notes	7.500%	9/15/20	1,450,000	1,598,625
FirstCash Inc., Senior Notes	5.375%	6/1/24	1,200,000	1,263,000	(a)
Navient Corp., Senior Notes	5.875%	3/25/21	3,000,000	3,101,250
Navient Corp., Senior Notes	6.625%	7/26/21	880,000	937,200
Navient Corp., Senior Notes	6.500%	6/15/22	2,090,000	2,210,175
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	2,470,000	2,420,600	(a)
Total Consumer Finance				13,093,840
Diversified Financial Services — 2.2%
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	1,330,000	1,278,463	(a)
DAE Funding LLC, Senior Notes	4.500%	8/1/22	2,552,000	2,545,620	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes ((Highest of 3 mo. USD LIBOR, 10 year U.S. Treasury Constant Maturity Rate and 30 year U.S. Treasury Constant Maturity Rate) + 1.550%)	4.370%	12/21/65	2,450,000	2,401,000	(a)(g)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	5.250%	10/1/25	1,060,000	1,062,650	(a)
Nielsen Co. (Luxembourg) Sarl, Senior Notes	5.000%	2/1/25	320,000	324,000	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	2,230,000	2,210,487	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	550,000	526,625	(a)
Total Diversified Financial Services				10,348,845
Insurance — 0.8%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,750,000	1,789,375	(a)
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	1,930,000	1,946,887
Total Insurance				3,736,262
Mortgage Real Estate Investment (REITs) — 0.2%
Starwood Property Trust Inc., Senior Notes	4.750%	3/15/25	791,000	783,090	(a)
Thrifts & Mortgage Finance — 0.1%
Radian Group Inc., Senior Notes	4.500%	10/1/24	410,000	411,025
Total Financials				34,249,235

See Notes to Financial Statements.

10	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care — 9.3%
Biotechnology — 0.3%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	$1,280,000	$1,222,400	(a)
Health Care Equipment & Supplies — 1.3%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	2,340,000	2,117,700
Hologic Inc., Senior Notes	4.375%	10/15/25	800,000	802,000	(a)
Immucor Inc., Senior Notes	11.125%	2/15/22	1,010,000	1,065,550	(a)
Kinetic Concepts Inc./KCI USA Inc., Secured Notes	12.500%	11/1/21	1,846,000	2,115,978	(a)
Total Health Care Equipment & Supplies				6,101,228
Health Care Providers & Services — 5.3%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	540,000	513,675	(a)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	1,427,000	1,438,701	(d)(e)(g)(i)
BioScrip Inc., Senior Notes	8.875%	2/15/21	2,340,000	2,187,900
Centene Corp., Senior Notes	4.750%	5/15/22	2,490,000	2,602,050
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	450,000	422,719
CHS/Community Health Systems Inc., Senior Secured Notes	5.125%	8/1/21	2,176,000	2,040,000
DaVita Inc., Senior Notes	5.125%	7/15/24	400,000	403,762
DaVita Inc., Senior Notes	5.000%	5/1/25	1,190,000	1,188,512
HCA Inc., Senior Notes	7.500%	2/15/22	3,830,000	4,308,750
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Senior Notes	6.375%	8/1/23	780,000	809,250	(a)
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	680,000	731,850	(a)
Polaris Intermediate Corp., Senior Notes (8.500% PIK)	8.500%	12/1/22	820,000	855,875	(a)(b)
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	920,000	976,994	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	3,460,000	3,583,280
Tenet Healthcare Corp., Senior Secured Bonds	4.375%	10/1/21	3,000,000	3,015,000
Total Health Care Providers & Services				25,078,318
Pharmaceuticals — 2.4%
Endo Finance LLC/Endo Finco Inc., Senior Notes	7.250%	1/15/22	1,020,000	892,500	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	347,000	346,178	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	1,240,000	1,247,750	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.625%	12/1/21	5,640,000	5,456,982	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	400,000	397,500	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	9.000%	12/15/25	1,220,000	1,256,222	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	6.500%	3/15/22	1,160,000	1,218,348	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	5.500%	11/1/25	530,000	535,962	(a)
Total Pharmaceuticals				11,351,442
Total Health Care				43,753,388

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrials — 8.2%
Air Freight & Logistics — 0.5%
XPO CNW Inc., Senior Bonds	6.700%	5/1/34	$430,000	$465,475
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	1,730,000	1,831,637	(a)
Total Air Freight & Logistics				2,297,112
Airlines — 0.8%
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	580,065	601,644	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	2,049,107	2,115,908	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	96	106
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	5.500%	10/29/20	158,837	165,985
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	283,519	320,022
United Continental Holdings Inc., Senior Notes	4.250%	10/1/22	740,000	744,625
Total Airlines				3,948,290
Building Products — 0.9%
Griffon Corp., Senior Notes	5.250%	3/1/22	1,230,000	1,257,675	(a)
Jeld-Wen Inc., Senior Notes	4.625%	12/15/25	1,260,000	1,263,150	(a)
Jeld-Wen Inc., Senior Notes	4.875%	12/15/27	460,000	461,725	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	1,300,000	1,355,250	(a)
Total Building Products				4,337,800
Commercial Services & Supplies — 2.3%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	1,120,000	1,146,600	(a)
ADT Corp., Senior Secured Notes	6.250%	10/15/21	600,000	655,125
ADT Corp., Senior Secured Notes	4.125%	6/15/23	1,090,000	1,081,825
Brink’s Co., Senior Notes	4.625%	10/15/27	1,240,000	1,209,000	(a)
CD&R Waterworks Merger Subordinated LLC, Senior Notes	6.125%	8/15/25	640,000	648,000	(a)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	1,400,000	1,480,500	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	2,000,000	2,112,500
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	390,000	396,825
Waste Pro USA Inc., Senior Notes	5.500%	2/15/26	890,000	910,025	(a)(c)
West Corp., Senior Secured Notes	4.750%	7/15/21	1,290,000	1,309,350	(a)
Total Commercial Services & Supplies				10,949,750
Construction & Engineering — 0.1%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	630,000	637,875	(a)
Machinery — 1.6%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	2,120,000	2,146,500	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	920,000	917,700	(a)

See Notes to Financial Statements.

12	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Machinery — continued
BlueLine Rental Finance Corp./BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	$2,220,000	$2,419,800	(a)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	1,940,000	2,041,850	(a)
Total Machinery				7,525,850
Marine — 0.6%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	3,200,000	2,744,000	(a)
Road & Rail — 0.6%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	2,580,000	2,567,100	(a)
Trading Companies & Distributors — 0.7%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	330,000	320,100	(a)
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	1,760,000	1,744,600	(a)
Beacon Escrow Corp., Senior Notes	4.875%	11/1/25	1,230,000	1,230,000	(a)
Total Trading Companies & Distributors				3,294,700
Transportation — 0.1%
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% Cash or 10.750% PIK)	10.000%	4/1/20	1,220,337	530,847	(a)(b)
Total Industrials				38,833,324
Information Technology — 1.3%
Internet Software & Services — 0.3%
Match Group Inc., Senior Notes	6.375%	6/1/24	880,000	954,800
Match Group Inc., Senior Notes	5.000%	12/15/27	530,000	532,650	(a)
Total Internet Software & Services				1,487,450
IT Services — 0.6%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	1,760,000	1,788,160	(a)
Vantiv LLC/Vanity Issuer Corp., Senior Notes	4.375%	11/15/25	1,050,000	1,044,750	(a)
Total IT Services				2,832,910
Technology Hardware, Storage & Peripherals — 0.4%
Western Digital Corp., Senior notes	10.500%	4/1/24	1,500,000	1,757,250
Total Information Technology				6,077,610
Materials — 7.7%
Chemicals — 1.0%
FXI Holdings Inc., Senior Secured Notes	7.875%	11/1/24	1,160,000	1,160,000	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	1,600,000	1,688,000
Valvoline Inc., Senior Notes	4.375%	8/15/25	720,000	718,200
Venator Finance Sarl/Venator Materials Corp., Senior Notes	5.750%	7/15/25	1,000,000	1,035,000	(a)
Total Chemicals				4,601,200
Construction Materials — 0.5%
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	1,740,000	1,859,625	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Construction Materials — continued
Summit Materials LLC/Summit Materials Finance Corp., Senior Notes	5.125%	6/1/25	$590,000	$602,538	(a)
Total Construction Materials				2,462,163
Containers & Packaging — 1.6%
ARD Securities Finance sarl, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	970,000	1,006,375	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	260,000	266,825	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	200,000	215,690	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	2,040,000	2,111,400	(a)
Berry Global Inc., Secured Notes	4.500%	2/15/26	520,000	519,844	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,965,000	2,254,837
Pactiv LLC, Senior Notes	7.950%	12/15/25	470,000	535,213
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	760,000	781,394	(a)
Total Containers & Packaging				7,691,578
Metals & Mining — 4.2%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	2,350,000	2,576,187	(a)
Anglo American Capital PLC, Senior Notes	3.750%	4/10/22	550,000	556,608	(a)
Anglo American Capital PLC, Senior Notes	4.125%	9/27/22	1,200,000	1,231,960	(a)
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	550,000	545,781	(a)
ArcelorMittal SA, Senior Notes	6.000%	3/1/21	3,000,000	3,225,000
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	2,400,000	2,547,000	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	1,960,000	1,950,200
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	800,000	799,000
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	2,986,000	3,202,485	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	260,000	287,300	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,873,903	22,299	*(a)(j)
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	20,789	0	(a)(b)(d)(e)(f)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	2,070,000	1,128,150	(a)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	1,060,000	1,094,450	(a)
Teck Resources Ltd., Senior Notes	4.750%	1/15/22	470,000	488,800
Total Metals & Mining				19,655,220
Paper & Forest Products — 0.4%
Mercer International Inc., Senior Notes	6.500%	2/1/24	1,710,000	1,821,150
Total Materials				36,231,311

See Notes to Financial Statements.

14	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Real Estate — 2.0%
Equity Real Estate Investment Trusts (REITs) — 1.5%
Care Capital Properties LP, Senior Notes	5.125%	8/15/26	$710,000	$705,065
CoreCivic Inc., Senior Notes	4.125%	4/1/20	220,000	223,850
CoreCivic Inc., Senior Notes	5.000%	10/15/22	760,000	794,200
CoreCivic Inc., Senior Notes	4.625%	5/1/23	390,000	399,750
CoreCivic Inc., Senior Notes	4.750%	10/15/27	1,290,000	1,257,750
GEO Group Inc., Senior Notes	5.125%	4/1/23	1,400,000	1,417,500
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	1,890,000	1,876,203
Uniti Group Inc./CSL Capital LLC, Senior Notes	8.250%	10/15/23	210,000	200,025
Uniti Group Inc./CSL Capital LLC, Senior Secured Notes	6.000%	4/15/23	390,000	379,763	(a)
Total Equity Real Estate Investment Trusts (REITs)				7,254,106
Real Estate Management & Development — 0.5%
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	2,100,000	2,147,250	(a)
Total Real Estate				9,401,356
Telecommunication Services — 6.0%
Diversified Telecommunication Services — 1.6%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	810,000	846,450	(a)
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	2,780,000	2,925,950	(a)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,060,000	2,183,600	(a)
Wind Tre SpA, Senior Secured Notes	5.000%	1/20/26	770,000	703,634	(a)
Windstream Services LLC/Windstream Finance Corp., Senior Notes	7.750%	10/15/20	1,110,000	954,267
Windstream Services LLC/Windstream Finance Corp., Senior Notes	6.375%	8/1/23	451,000	255,942	(a)
Total Diversified Telecommunication Services				7,869,843
Wireless Telecommunication Services — 4.4%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	2,960,000	3,005,584	(a)
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	2,000,000	2,115,000
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	3,310,000	3,742,369	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	370,000	438,450
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,587,000	2,706,649	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	640,000	677,070
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	2,660,000	3,232,459
Sprint Communications Inc., Senior Notes	6.000%	11/15/22	2,000,000	1,997,500
Sprint Corp., Senior Notes	7.875%	9/15/23	2,600,000	2,760,342
Total Wireless Telecommunication Services				20,675,423
Total Telecommunication Services				28,545,266

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Utilities — 1.2%
Electric Utilities — 0.3%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	$2,475,000	$1,509,750
Independent Power and Renewable Electricity Producers — 0.9%
Calpine Corp., Senior Notes	5.250%	6/1/26	1,240,000	1,221,400	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	3,127,485	3,166,579
Total Independent Power and Renewable Electricity Producers				4,387,979
Total Utilities				5,897,729
Total Corporate Bonds & Notes (Cost — $339,267,552)				340,645,722
Asset-Backed Securities — 6.6%
Ameriquest Mortgage Securities Inc., 2002-C M1 (1 mo. USD LIBOR + 3.375%)	4.704%	11/25/32	1,778,877	1,720,173	(g)
Ares CLO Ltd., 2017-44A D (3 mo. USD LIBOR + 6.550%)	7.864%	10/15/29	1,500,000	1,552,498	(a)(g)
Asset-Backed Funding Certificates, 2004-OPT5 M1 (1 mo. USD LIBOR + 1.125%)	2.454%	3/25/34	2,281,329	2,116,114	(g)
Avery Point CLO Ltd., 2015-6A E1 (3 mo. USD LIBOR + 5.500%)	6.891%	8/5/27	1,500,000	1,514,038	(a)(g)
Carlyle Global Market Strategies, 2015-2A D (3 mo. USD LIBOR + 5.300%)	6.675%	4/27/27	1,000,000	1,000,253	(a)(g)
Carlyle Global Market Strategies, 2017-2A C (3 mo. USD LIBOR + 3.700%)	5.032%	7/20/31	1,750,000	1,803,625	(a)(g)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	7.363%	4/20/29	1,200,000	1,224,394	(a)(g)
Cumberland Park CLO Ltd., 2015-2A E (3 mo. USD LIBOR + 5.000%)	6.363%	7/20/26	750,000	752,267	(a)(g)
CVP CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 2.650%)	4.576%	1/20/31	600,000	583,800	(a)(g)
Dryden Senior Loan Fund, 2015-40A E (3 mo. USD LIBOR + 5.950%)	7.366%	8/15/28	1,750,000	1,751,085	(a)(g)
Galaxy CLO Ltd., 2015-20A E (3 mo. USD LIBOR + 5.500%)	6.863%	7/20/27	500,000	502,429	(a)(g)
GoldenTree Loan Opportunities Ltd., 2015-10A E2 (3 mo. USD LIBOR + 5.200%)	6.563%	7/20/27	1,500,000	1,516,543	(a)(g)
GSAA Trust, 2006-5 2A3 (1 mo. USD LIBOR + 0.270%)	1.599%	3/25/36	3,230,225	2,436,241	(g)
Indymac Home Equity Loan Asset-Backed Trust, 2007-1 A (1 mo. USD LIBOR + 0.150%)	1.538%	3/25/37	1,811,881	1,654,398	(g)
Jamestown CLO Ltd., 2015-8A D2 (3 mo. USD LIBOR + 6.750%)	8.109%	1/15/28	1,475,000	1,485,307	(a)(g)
Marathon CLO Ltd., 2015-8A C (3 mo. USD LIBOR + 4.050%)	5.404%	7/18/27	950,000	961,723	(a)(g)
MidOcean Credit CLO, 2017-7A D (3 mo. USD LIBOR + 3.880%)	5.199%	7/15/29	1,000,000	1,019,339	(a)(g)

See Notes to Financial Statements.

16	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Neuberger Berman CLO Ltd., 2015-19A D (3 mo. USD LIBOR + 5.250%)	6.609%	7/15/27	$1,250,000	$1,255,133	(a)(g)
Northwoods Capital Ltd., 2017-15A E (3 mo. USD LIBOR + 6.000%)	7.255%	6/20/29	1,250,000	1,254,815	(a)(g)
OZLM Ltd., 2017-19A C (3 mo. USD LIBOR + 3.100%)	4.470%	11/22/30	1,500,000	1,513,916	(a)(g)
Structured Asset Securities Corp., 2005-SC1 1A2 (6 mo. USD LIBOR + 5.300%)	7.192%	5/25/31	2,472,498	2,386,485	(a)(g)
Treman Park CLO Ltd., 2015-1A E (3 mo. USD LIBOR + 6.200%)	7.563%	4/20/27	1,250,000	1,260,680	(a)(g)
Total Asset-Backed Securities (Cost — $29,714,367)				31,265,256
Collateralized Mortgage Obligations (k) — 3.1%
American Home Mortgage Assets, 2006-6 A1A (1 mo. USD LIBOR + 0.190%)	1.742%	12/25/46	3,661,607	3,096,684	(g)
BCAP LLC Trust, 2010-RR6 1212	5.500%	2/26/35	12,562	12,567	(a)
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	2,100,000	1,286,597	(a)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR8 8M1 (1 mo. USD LIBOR + 1.150%)	2.479%	9/25/34	2,080,555	2,048,431	(g)
Credit Suisse Mortgage Trust, 2015-02R 7A2 (12 mo. Monthly Treasury Average Index + 2.540%)	3.169%	8/27/36	2,450,501	2,153,410	(a)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	4.778%	10/25/29	2,110,000	2,306,321	(g)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1B1 (1 mo. USD LIBOR + 4.850%)	6.179%	10/25/29	1,520,000	1,721,663	(a)(g)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.772%	8/15/48	1,600,000	1,003,933	(a)(g)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	1,800,000	1,001,669	(a)
Total Collateralized Mortgage Obligations (Cost — $13,912,977)				14,631,275
Convertible Bonds & Notes — 1.5%
Consumer Discretionary — 0.2%
Media — 0.2%
DISH Network Corp., Senior Bonds	3.375%	8/15/26	220,000	234,159
DISH Network Corp., Senior Notes	2.375%	3/15/24	850,000	797,492	(a)
Total Consumer Discretionary				1,031,651
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Whiting Petroleum Corp., Senior Notes	1.250%	4/1/20	1,360,000	1,271,600
Financials — 0.1%
Banks — 0.1%
JPMorgan Chase Financial Co., LLC, Senior Notes	0.250%	5/1/23	370,000	370,000

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care — 0.3%
Pharmaceuticals — 0.3%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	$1,420,000	$1,366,997	(a)
Information Technology — 0.6%
Internet Software & Services — 0.3%
Nutanix Inc., Senior Notes	0.000%	1/15/23	520,000	508,451	(a)
Twitter Inc., Senior Bonds	1.000%	9/15/21	1,010,000	954,314
Total Internet Software & Services				1,462,765
Software — 0.3%
Workday Inc., Senior Notes	0.250%	10/1/22	1,190,000	1,242,070	(a)
Technology Hardware, Storage & Peripherals — 0.0%
Western Digital Corp., Senior Notes	1.500%	2/1/24	80,000	81,852	(a)
Total Information Technology				2,786,687
Total Convertible Bonds & Notes (Cost — $6,819,849)				6,826,935
Senior Loans — 10.0%
Consumer Discretionary — 3.8%
Diversified Consumer Services — 0.4%
Laureate Education Inc., 2017 Term Loan B (3 mo. LIBOR + 4.500%)	6.067%	4/26/24	889,813	899,823	(g)(l)(m)
Prime Security Services Borrower LLC, 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.323%	5/2/22	995,000	1,004,950	(g)(l)(m)
Total Diversified Consumer Services				1,904,773
Hotels, Restaurants & Leisure — 0.8%
Boyd Gaming Corp., Term Loan B3 (1 Week LIBOR + 2.500%)	3.968%	9/15/23	926,155	933,535	(g)(l)(m)
Equinox Holdings Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.000%)	4.573%	3/8/24	1,488,769	1,506,680	(g)(l)(m)
Golden Nugget Inc., 2017 Incremental Term Loan (2 mo. LIBOR + 3.250%)	4.857-4.900%	10/4/23	581,437	588,978	(g)(l)(m)
Scientific Games International Inc., 2017 Term Loan B4 (1 mo. LIBOR + 3.250%)	4.823%	8/14/24	947,625	954,902	(g)(l)(m)
Total Hotels, Restaurants & Leisure				3,984,095
Media — 0.4%
CBS Radio Inc., 2017 Term Loan B (3 mo. LIBOR + 2.750%)	4.172%	11/17/24	1,593,000	1,604,699	(g)(l)(m)
Lions Gate Entertainment Corp., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	3.817%	12/8/23	161,104	163,017	(d)(g)(l)(m)
Total Media				1,767,716
Specialty Retail — 1.9%
Academy Ltd., 2015 Term Loan B (3 mo. LIBOR + 4.000%)	5.495-5.569%	7/1/22	1,889,006	1,527,734	(g)(l)(m)

See Notes to Financial Statements.

18	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Specialty Retail — continued
Bass Pro Group LLC, Term Loan B (1 mo. LIBOR + 5.000%)	6.567%	9/25/24	$468,825	$471,110	(g)(l)(m)
CWGS Group LLC, 2016 Term Loan (1 mo. LIBOR + 3.000%)	4.557-4.573%	11/8/23	503,656	508,326	(g)(l)(m)
Party City Holdings Inc., 2016 Term Loan (3 mo. LIBOR + 3.000%)	4.580-4.780%	8/19/22	232,063	233,672	(g)(l)(m)
Petco Animal Supplies Inc., 2017 Term Loan B (3 mo. LIBOR + 3.000%)	4.772%	1/26/23	975,026	742,969	(g)(l)(m)
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.570%	3/11/22	3,056,616	2,500,694	(g)(l)(m)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.500%)	4.125%	7/5/24	708,225	713,094	(d)(g)(l)(m)
Sally Holdings LLC, Term Loan B2	4.500%	7/5/24	710,000	712,219	(l)(m)
Spencer Gifts LLC, Second Lien Term Loan (1 mo. LIBOR + 8.250%)	9.810%	6/29/22	2,300,000	1,414,500	(d)(g)(l)(m)
Total Specialty Retail				8,824,318
Textiles, Apparel & Luxury Goods — 0.3%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	6.980%	10/28/20	2,061,700	1,247,329	(d)(g)(l)(m)
Total Consumer Discretionary				17,728,231
Consumer Staples — 0.2%
Food & Staples Retailing — 0.2%
Albertsons LLC, USD 2017 Term Loan B6 (3 mo. LIBOR + 3.000%)	4.462%	6/22/23	992,513	987,115	(g)(l)(m)
Energy — 0.6%
Energy Equipment & Services — 0.1%
Hercules Offshore Inc. (wind-down lender claim)	—	—	581,197	494,018	*(d)
Oil, Gas & Consumable Fuels — 0.5%
BCP Renaissance Parent LLC, 2017 Term Loan B	—	10/31/24	1,100,000	1,115,400	(g)(n)
Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%)	8.954%	8/23/21	1,010,000	1,083,225	(d)(g)(l)(m)
Total Oil, Gas & Consumable Fuels				2,198,625
Total Energy				2,692,643
Financials — 0.1%
Diversified Financial Services — 0.1%
UFC Holdings LLC, First Lien Term Loan (1 mo. LIBOR + 3.250%)	4.820%	8/18/23	375,250	377,964	(g)(l)(m)
Health Care — 1.3%
Health Care Equipment & Supplies — 0.3%
Lantheus Medical Imaging Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.750%)	5.323%	6/30/22	1,657,475	1,674,050	(d)(g)(l)(m)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — 1.0%
Jaguar Holding Co. II, 2017 Term Loan (3 mo. LIBOR + 2.750%)	4.323-4.443%	8/18/22	$1,456,417	$1,468,003	(g)(l)(m)
MPH Acquisition Holdings LLC, 2016 Term Loan B (3 mo. LIBOR + 3.000%)	4.693%	6/7/23	880,403	887,242	(g)(l)(m)
RadNet Inc., Reprice Term Loan	5.470-7.250%	6/30/23	1,801,948	1,827,851	(d)(g)(l)(m)
Vizient Inc., 2017 Term Loan B (1 mo. LIBOR + 3.500%)	5.073%	2/13/23	504,157	508,779	(g)(l)(m)
Total Health Care Providers & Services				4,691,875
Total Health Care				6,365,925
Industrials — 1.4%
Aerospace & Defense — 0.2%
WP CPP Holdings LLC, New Second Lien Term Loan (3 mo. LIBOR + 7.750%)	9.522%	4/30/21	985,000	986,231	(d)(g)(l)(m)
Air Freight & Logistics — 0.3%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2 (1 mo. LIBOR + 2.250%)	3.811%	4/3/22	1,492,500	1,492,100	(g)(l)(m)
Airlines — 0.0%
Air Canada, 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.745%	10/6/23	199,385	200,632	(d)(g)(l)(m)
Building Products — 0.1%
Quikrete Holdings Inc., 2016 First Lien Term Loan	4.323%	11/15/23	361,538	364,024	(l)(m)
Commercial Services & Supplies — 0.3%
Garda World Security Corp., 2017 Term Loan (3 mo. LIBOR + 4.000%)	4.968%	5/24/24	1,275,060	1,287,412	(g)(l)(m)
Marine — 0.3%
Commercial Barge Line Co., 2015 First Lien Term Loan (1 mo. LIBOR + 8.750%)	10.323%	11/12/20	2,308,625	1,395,275	(g)(l)(m)
Professional Services — 0.2%
Advantage Sales & Marketing Inc., 2014 First Lien Term Loan (3 mo. LIBOR + 3.250%)	4.901-5.017%	7/23/21	887,706	878,136	(g)(l)(m)(n)
Total Industrials				6,603,810
Information Technology — 0.5%
Electronic Equipment, Instruments & Components — 0.3%
Zebra Technologies Corp., 2017 Term Loan B (3 mo. LIBOR + 2.000%)	3.752%	10/27/21	1,228,174	1,237,078	(g)(l)(m)
Internet Software & Services — 0.2%
Ancestry.com Operations Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.250%)	4.830%	10/19/23	972,576	978,958	(g)(l)(m)
Total Information Technology				2,216,036

See Notes to Financial Statements.

20	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Materials — 0.8%
Construction Materials — 0.1%
American Builders & Contractors Supply Co. Inc., 2017 Term Loan B (1 mo. LIBOR + 2.500%)	4.073%	10/31/23	$466,475	$470,654	(g)(l)(m)
Containers & Packaging — 0.6%
Berry Plastics Group Inc., Term Loan M (1 mo. LIBOR + 2.250%)	3.804-3.823%	10/1/22	407,987	411,415	(g)(l)(m)
BWAY Holding Co., 2017 Term Loan B (3 mo. LIBOR + 3.250%)	4.874-4.958%	4/3/24	398,000	401,648	(g)(l)(m)
Flex Acquisition Co. Inc., First Lien Term Loan (3 mo. LIBOR + 3.000%)	4.695%	12/29/23	373,180	376,173	(g)(l)(m)
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	4.323%	2/5/23	1,483,766	1,496,336	(g)(l)(m)
Total Containers & Packaging				2,685,572
Metals & Mining — 0.1%
Murray Energy Corp., Term Loan B2 (3 mo. LIBOR + 7.250%)	8.943%	4/16/20	565,464	514,926	(g)(l)(m)
Total Materials				3,671,152
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
Communications Sales & Leasing Inc., 2017 Term Loan B (1 mo. LIBOR + 3.000%)	4.573%	10/24/22	464,137	447,211	(g)(l)(m)
Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.5%
CenturyLink Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.317%	1/31/25	2,540,000	2,506,663	(g)(l)(m)
Utilities — 0.7%
Electric Utilities — 0.4%
Panda Temple Power LLC, 2015 Term Loan B (3 mo. ICE LIBOR + 6.250% PIK)	8.028%	3/4/22	2,580,045	1,947,934	*(b)(d)(g)(j)(l)(m)
Independent Power and Renewable Electricity Producers — 0.3%
Energy Future Intermediate Holding Co., LLC, 2017 DIP Term Loan (1 mo. LIBOR + 3.000%)	4.561-4.567%	6/30/18	1,500,000	1,507,687	(g)(l)(m)
Total Utilities				3,455,621
Total Senior Loans (Cost — $50,712,823)				47,052,371
Sovereign Bonds — 0.6%
Argentina — 0.6%
Republic of Argentina, Senior Notes	4.625%	1/11/23	1,570,000	1,535,083
Republic of Argentina, Senior Bonds	5.625%	1/26/22	580,000	595,660
Republic of Argentina, Senior Notes	6.875%	1/26/27	800,000	844,800
Total Sovereign Bonds (Cost — $2,925,489)				2,975,543

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Short Duration High Income Fund

Security		Shares	Value
Common Stocks — 2.3%
Consumer Discretionary — 0.4%
Hotels, Restaurants & Leisure — 0.3%
Bossier Casino Venture Holdco Inc.		83,175	$1,272,578	*(d)(e)
Media — 0.1%
New Cotai LLC/New Cotai Capital Corp., Class B Shares		7	357,318	*(d)(e)
Total Consumer Discretionary			1,629,896
Energy — 1.9%
Energy Equipment & Services — 0.4%
Hercules Offshore Inc. (Escrow)		134,398	37,900	*(d)(e)
KCAD Holdings I Ltd.		282,728,964	1,979,103	*(d)(e)
Total Energy Equipment & Services			2,017,003
Oil, Gas & Consumable Fuels — 1.5%
Berry Petroleum Co.		277,219	2,806,842	*
Blue Ridge Mountain Resources Inc.		437,037	3,933,333	*
MWO Holdings LLC		738	0	*(d)(e)(f)
Total Oil, Gas & Consumable Fuels			6,740,175
Total Energy			8,757,178
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A.		54,688	209,455	*(d)(e)
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.		3,085	0	*(a)(d)(e)(f)
Total Industrials			209,455
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.		1,571	3	*
Total Common Stocks (Cost — $26,829,260)			10,596,532

	Rate
Convertible Preferred Stocks — 0.9%
Energy — 0.9%
Oil, Gas & Consumable Fuels — 0.9%
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%	302,382	3,653,773	(b)
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%	4,529	54,725	(b)(i)
Sanchez Energy Corp.	6.500%	31,450	673,659
Total Convertible Preferred Stocks (Cost — $4,215,892)			4,382,157

See Notes to Financial Statements.

22	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Shares	Value
Preferred Stocks — 0.7%
Financials — 0.6%
Consumer Finance — 0.6%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%)	7.100%	114,437	$2,977,651	(g)
Industrials — 0.1%
Marine — 0.1%
Tricer Tracking Preferred Equity Certificates	8.000%	26,248,488	262,485	*(d)(e)
Total Preferred Stocks (Cost — $5,051,028)			3,240,136
Total Investments before Short-Term Investments (Cost — $479,449,237)			461,615,927
Short-Term Investments — 1.2%
Western Asset Government Cash Management Portfolio LLC (Cost — $5,703,680)	1.330%	5,703,680	5,703,680	(o)
Total Investments — 99.1% (Cost — $485,152,917)			467,319,607
Other Assets in Excess of Liabilities — 0.9%			4,296,306
Total Net Assets — 100.0%			$471,615,913

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Securities traded on a when-issued or delayed delivery basis.

(d)	Security is valued using significant unobservable inputs (See Note 1).

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)	Value is less than $1.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Restricted security (See Note 10).

(j)	The coupon payment on these securities is currently in default as of January 31, 2018.

(k)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Short Duration High Income Fund

(n)	All or a portion of this loan is unfunded as of January 31, 2018. The interest rate for fully unfunded term loans is to be determined.

(o)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At January 31, 2018, the total market value of investments in Affiliated Companies was $5,703,680 and the cost was $5,703,680 (See Note 9).

Abbreviations used in this schedule:
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate

At January 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	689	3/18	$80,419,079	$79,035,835	$(1,383,244)
U.S. Treasury Ultra Long-Term Bonds	29	3/18	4,809,759	4,696,188	(113,571)
					(1,496,815)
Contracts to Sell:
U.S. Treasury 10-Year Notes	580	3/18	72,276,387	70,515,313	1,761,074
Net unrealized appreciation on open futures contracts					$264,259

At January 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
AUD	809,439	USD	644,370	Barclays Bank PLC	4/19/18	$7,768
CAD	88,323	USD	71,286	Barclays Bank PLC	4/19/18	586
EUR	3,762,454	USD	4,600,672	Barclays Bank PLC	4/19/18	94,470
EUR	1,250,000	USD	1,537,218	Barclays Bank PLC	4/19/18	22,650
Total						$125,474

Abbreviations used in this table:
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
USD	— United States Dollar

See Notes to Financial Statements.

24	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

Western Asset Short Duration High Income Fund

At January 31, 2018, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at January 31, 2018[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse First Boston Inc. (Toll Brothers Finance Corp., 4.375%, due 4/15/23)	$930,000	12/20/22	0.75%	1.000% quarterly	$(9,944)	$(8,525)	$(1,419)
JPMorgan Chase & Co. (Toll Brothers Finance Corp., 4.375%, due 4/15/23)	930,000	12/20/22	0.77%	1.000% quarterly	(9,943)	(8,653)	(1,290)
Total	$1,860,000				$(19,887)	$(17,178)	$(2,709)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.29 Index	$1,860,000	12/20/27	1.000% quarterly	$19,908	$20,690	$(782)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.HY.29 Index	$4,370,000	12/20/22	5.000% quarterly	$(363,647)	$(365,564)	$1,917

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	25

Schedule of investments (unaudited) (cont’d)

January 31, 2018

Western Asset Short Duration High Income Fund

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

26	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

Statement of assets and liabilities (unaudited)

January 31, 2018

Assets:
Investments in unaffiliated securities, at value (Cost — $479,449,237)	$461,615,927
Investments in affiliated securities, at value (Cost — $5,703,680)	5,703,680
Foreign currency, at value (Cost — $56,387)	57,225
Cash	286,432
Receivable for securities sold	8,865,945
Interest receivable	6,349,449
Deposits with brokers for open futures contracts	211,126
Receivable for Fund shares sold	191,895
Deposits with brokers for centrally cleared swap contracts	132,131
Unrealized appreciation on forward foreign currency contracts	125,474
Prepaid expenses	63,420
Total Assets	483,602,704

Liabilities:
Payable for securities purchased	9,822,329
Payable for Fund shares repurchased	1,309,076
Investment management fee payable	217,969
Service and/or distribution fees payable	141,415
Distributions payable	134,818
OTC swaps, at value (premiums received — $17,178)	19,887
Payable to broker — variation margin on open futures contracts	18,156
Payable for open OTC swap contracts	2,222
Trustees’ fees payable	1,564
Payable to broker — variation margin on centrally cleared swaps	972
Accrued expenses	318,383
Total Liabilities	11,986,791
Total Net Assets	$471,615,913

Net Assets:
Par value (Note 7)	$871
Paid-in capital in excess of par value	738,999,572
Overdistributed net investment income	(569,536)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(249,370,680)
Net unrealized depreciation on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currencies	(17,444,314)
Total Net Assets	$471,615,913

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	27

Statement of assets and liabilities (unaudited) (cont’d)

January 31, 2018

Net Assets:
Class A	$270,752,163
Class C	$55,321,065
Class C1	$59,788,225
Class R	$83,335
Class I	$85,671,125

Shares Outstanding:
Class A	50,070,467
Class C	10,231,840
Class C1	10,998,945
Class R	15,419
Class I	15,780,377

Net Asset Value:
Class A (and redemption price)	$5.41
Class C*	$5.41
Class C1*	$5.44
Class R (and redemption price)	$5.40
Class I (and redemption price)	$5.43
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.53

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

28	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended January 31, 2018

Investment Income:
Interest from unaffiliated investments	$15,205,497
Interest from affiliated investments	13,094
Dividends	310,319
Total Investment Income	15,528,910

Expenses:
Investment management fee (Note 2)	1,384,540
Service and/or distribution fees (Notes 2 and 5)	879,853
Transfer agent fees (Note 5)	318,124
Fund accounting fees	43,672
Registration fees	41,730
Legal fees	31,905
Shareholder reports	24,286
Audit and tax fees	24,143
Trustees’ fees	7,725
Insurance	4,027
Interest expense	3,245
Commitment fees (Note 8)	2,992
Custody fees	2,302
Miscellaneous expenses	8,690
Total Expenses	2,777,234
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(21,627)
Net Expenses	2,755,607
Net Investment Income	12,773,303

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(2,075,811)
Futures contracts	(354,910)
Written options	215,008
Swap contracts	(249,931)
Forward foreign currency contracts	116,498
Foreign currency transactions	62,778
Net Realized Loss	(2,286,368)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	1,385,039
Futures contracts	210,533
Written options	(100,076)
Swap contracts	(1,574)
Forward foreign currency contracts	62,288
Foreign currencies	(34)
Change in Net Unrealized Appreciation (Depreciation)	1,556,176
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(730,192)
Increase in Net Assets From Operations	$12,043,111

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	29

Statements of changes in net assets

For the Six Months Ended January 31, 2018 (unaudited) and the Year Ended July 31, 2017	2018	2017

Operations:
Net investment income	$12,773,303	$32,964,300
Net realized loss	(2,286,368)	(7,620,041)
Change in net unrealized appreciation (depreciation)	1,556,176	35,569,906
Increase in Net Assets From Operations	12,043,111	60,914,165

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(13,462,086)	(36,419,000)
Decrease in Net Assets From Distributions to Shareholders	(13,462,086)	(36,419,000)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	31,112,911	116,365,033
Reinvestment of distributions	12,508,380	31,563,457
Cost of shares repurchased	(111,043,809)	(270,387,450)
Decrease in Net Assets From Fund Share Transactions	(67,422,518)	(122,458,960)
Decrease in Net Assets	(68,841,493)	(97,963,795)

Net Assets:
Beginning of period	540,457,406	638,421,201
End of period*	$471,615,913	$540,457,406
*Includes(overdistributed) undistributed net investment income, respectively, of:	$(569,536)	$119,247

See Notes to Financial Statements.

30	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2018[2]		2017	2016	2015	2014	2013

Net asset value, beginning of period	$5.42		$5.21	$5.81	$6.40	$6.33	$6.03

Income (loss) from operations:
Net investment income	0.14		0.30	0.35	0.37	0.37	0.40
Net realized and unrealized gain (loss)	(0.00)	[3]	0.24	(0.59)	(0.57)	0.09	0.31
Total income (loss) from operations	0.14		0.54	(0.24)	(0.20)	0.46	0.71

Less distributions from:
Net investment income	(0.15)		(0.33)	(0.36)	(0.39)	(0.39)	(0.41)
Total distributions	(0.15)		(0.33)	(0.36)	(0.39)	(0.39)	(0.41)

Net asset value, end of period	$5.41		$5.42	$5.21	$5.81	$6.40	$6.33
Total return[4]	2.58%		10.54%	(3.80)%	(3.15)%	7.44%	12.02%

Net assets, end of period (millions)	$271		$289	$315	$439	$631	$380

Ratios to average net assets:
Gross expenses	1.02%[5]		0.99%	0.99%	0.96%	0.95%	0.99%
Net expenses[6]	1.00	[5,7]	0.99 [7]	0.99	0.96	0.94 [7]	0.98 [7]
Net investment income	5.17	[5]	5.53	6.69	6.06	5.70	6.37

Portfolio turnover rate	34%		82%	64%	47%	60%	117%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2018 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.05%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2018[2]		2017	2016	2015	2014	2013[3]

Net asset value, beginning of period	$5.42		$5.21	$5.81	$6.40	$6.33	$6.03

Income (loss) from operations:
Net investment income	0.12		0.26	0.31	0.32	0.32	0.35
Net realized and unrealized gain (loss)	(0.00)	[4]	0.24	(0.58)	(0.56)	0.10	0.31
Total income (loss) from operations	0.12		0.50	(0.27)	(0.24)	0.42	0.66

Less distributions from:
Net investment income	(0.13)		(0.29)	(0.33)	(0.35)	(0.35)	(0.36)
Total distributions	(0.13)		(0.29)	(0.33)	(0.35)	(0.35)	(0.36)

Net asset value, end of period	$5.41		$5.42	$5.21	$5.81	$6.40	$6.33
Total return[5]	2.22%		9.78%	(4.46)%	(3.87)%	6.68%	11.16%

Net assets, end of period (millions)	$55		$65	$76	$117	$156	$10

Ratios to average net assets:
Gross expenses	1.71%[6]		1.69%	1.69%	1.70%	1.66%	1.82%[6]
Net expenses[7]	1.71	[6,8]	1.69 [8]	1.69	1.70	1.66	1.75 [6,8]
Net investment income	4.46	[6]	4.84	5.98	5.33	4.94	5.61 [6]

Portfolio turnover rate	34%		82%	64%	47%	60%	117%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2018 (unaudited).

[3]	For the period August 1, 2012 (inception date) through July 31, 2013.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C1 Shares[1,2]	2018[3]		2017	2016	2015	2014	2013

Net asset value, beginning of period	$5.45		$5.24	$5.84	$6.44	$6.36	$6.06

Income (loss) from operations:
Net investment income	0.13		0.28	0.33	0.35	0.34	0.37
Net realized and unrealized gain (loss)	(0.00)	[4]	0.24	(0.58)	(0.58)	0.11	0.31
Total income (loss) from operations	0.13		0.52	(0.25)	(0.23)	0.45	0.68

Less distributions from:
Net investment income	(0.14)		(0.31)	(0.35)	(0.37)	(0.37)	(0.38)
Total distributions	(0.14)		(0.31)	(0.35)	(0.37)	(0.37)	(0.38)

Net asset value, end of period	$5.44		$5.45	$5.24	$5.84	$6.44	$6.36
Total return[5]	2.36%		10.06%	(4.13)%	(3.66)%	7.15%	11.47%

Net assets, end of period (millions)	$60		$68	$77	$103	$131	$144

Ratios to average net assets:
Gross expenses	1.43%[6]		1.41%	1.41%	1.39%	1.37%	1.45%
Net expenses	1.43	[6,7]	1.41 [7]	1.41	1.39	1.37	1.45
Net investment income	4.74	[6]	5.12	6.29	5.65	5.28	5.89

Portfolio turnover rate	34%		82%	64%	47%	60%	117%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended January 31, 2018 (unaudited).

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class R Shares[1]	2018[2]		2017	2016	2015	2014[3]

Net asset value, beginning of period	$5.41		$5.20	$5.80	$6.41	$6.41

Income (loss) from operations:
Net investment income	0.13		0.28	0.33	0.35	0.17
Net realized and unrealized gain (loss)	(0.00)	[4]	0.24	(0.58)	(0.59)	0.01
Total income (loss) from operations	0.13		0.52	(0.25)	(0.24)	0.18

Less distributions from:
Net investment income	(0.14)		(0.31)	(0.35)	(0.37)	(0.18)
Total distributions	(0.14)		(0.31)	(0.35)	(0.37)	(0.18)

Net asset value, end of period	$5.40		$5.41	$5.20	$5.80	$6.41
Total return[5]	2.42%		10.21%	(4.15)%	(3.86)%	2.83%

Net assets, end of period (000s)	$83		$93	$70	$55	$37

Ratios to average net assets:
Gross expenses	1.31%[6]		1.30%	1.32%	1.23%	1.30%[6]
Net expenses[7]	1.31	[6]	1.30	1.32	1.23	1.30 [6]
Net investment income	4.88	[6]	5.20	6.36	5.82	5.46 [6]

Portfolio turnover rate	34%		82%	64%	47%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2018 (unaudited).

[3]	For the period January 31, 2014 (inception date) to July 31, 2014.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

See Notes to Financial Statements.

34	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2018[2]	2017	2016	2015	2014	2013

Net asset value, beginning of period	$5.44	$5.23	$5.83	$6.43	$6.35	$6.05

Income (loss) from operations:
Net investment income	0.15	0.31	0.37	0.39	0.39	0.41
Net realized and unrealized gain (loss)	(0.01)	0.24	(0.59)	(0.58)	0.10	0.31
Total income (loss) from operations	0.14	0.55	(0.22)	(0.19)	0.49	0.72

Less distributions from:
Net investment income	(0.15)	(0.34)	(0.38)	(0.41)	(0.41)	(0.42)
Total distributions	(0.15)	(0.34)	(0.38)	(0.41)	(0.41)	(0.42)

Net asset value, end of period	$5.43	$5.44	$5.23	$5.83	$6.43	$6.35
Total return[3]	2.71%	10.82%	(3.49)%	(3.04)%	7.93%	12.23%

Net assets, end of period (millions)	$86	$119	$170	$295	$484	$84

Ratios to average net assets:
Gross expenses	0.76%[4]	0.72%	0.72%	0.72%	0.66%	0.77%
Net expenses[5]	0.76 [4]	0.72	0.72	0.72	0.66	0.77
Net investment income	5.41 [4]	5.81	6.93	6.28	5.99	6.54

Portfolio turnover rate	34%	82%	64%	47%	60%	117%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2018 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	35

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Short Duration High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

36	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$64,292,455	$1,279,021		$65,571,476
Energy	—	62,654,411	0	*	62,654,411
Health care	—	42,314,687	1,438,701		43,753,388
Materials	—	36,231,311	0	*	36,231,311
Other corporate bonds & notes	—	132,435,136	—		132,435,136
Asset-backed securities	—	31,265,256	—		31,265,256
Collateralized mortgage obligations	—	14,631,275	—		14,631,275
Convertible bonds & notes	—	6,826,935	—		6,826,935
Senior loans:
Consumer discretionary	—	14,190,291	3,537,940		17,728,231
Energy	—	1,115,400	1,577,243		2,692,643
Health care	—	2,864,024	3,501,901		6,365,925
Industrials	—	5,416,947	1,186,863		6,603,810
Utilities	—	1,507,687	1,947,934		3,455,621
Other senior loans	—	10,206,141	—		10,206,141
Sovereign bonds	—	2,975,543	—		2,975,543
Common stocks:
Consumer discretionary	—	—	1,629,896		1,629,896
Energy	$3,933,333	2,806,842	2,017,003		8,757,178
Industrials	—	—	209,455		209,455
Telecommunication services	3	—	—		3
Convertible preferred stocks	—	4,382,157	—		4,382,157
Preferred stocks:
Financials	2,977,651	—	—		2,977,651
Industrials	—	—	262,485		262,485
Total long-term investments	6,910,987	436,116,498	18,588,442		461,615,927
Short-term investments†	—	5,703,680	—		5,703,680
Total investments	$6,910,987	$441,820,178	$18,588,442		$467,319,607

38	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$1,761,074	—	—	$1,761,074
Forward foreign currency contracts	—	$125,474	—	125,474
Centrally cleared credit default swaps on Credit indices — buy protection	—	1,917	—	1,917
Total other financial instruments	1,761,074	127,391	—	1,888,465
Total	$8,672,061	$441,947,569	$18,588,442	$469,208,072

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$1,496,815	—	—	$1,496,815
Centrally cleared credit default swaps on Credit indices — sell protection	—	$782	—	782
OTC credit default swaps on corporate issues — buy protection‡	—	19,887	—	19,887
Total	$1,496,815	$20,669	—	$1,517,484

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy		Health Care	Materials		Utilities
Balance as of July 31, 2017	$1,518,441	$0	*	$1,418,010	$0	*	$151,792
Accrued premiums/discounts	5,660	—		1,170	—		—
Realized gain (loss)[1]	5,519	—		—	—		(44,173)
Change in unrealized appreciation (depreciation)[2]	(11,179)	—		19,521	—		48,066
Purchases	86,832	—		—	—		—
Sales	(326,252)	—		—	—		(155,685)
Transfers into Level 3	—	—		—	—		—
Transfers out of Level 3	—	—		—	—		—
Balance as of January 31, 2018	$1,279,021	$0	*	$1,438,701	$0	*	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2018[2]	$(11,179)	—		$19,521	—		—

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials
Balance as of July 31, 2017	$2,436,757	$1,533,461	$2,640,908	—
Accrued premiums/discounts	951	1,752	515	—
Realized gain (loss)[1]	(55)	(30,608)	(1,607)	—
Change in unrealized appreciation
(depreciation)[2]	(309,681)	152,971	28,976	—
Purchases	176,410	17,223	3,503,336	—
Sales	(14,645)	(1,180,781)	(2,670,227)	—
Transfers into Level 3[3]	1,960,422	1,083,225	—	$1,186,863
Transfers out of Level 3[4]	(712,219)	—	—	—
Balance as of January 31, 2018	$3,537,940	$1,577,243	$3,501,901	$1,186,863
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2018[2]	$(309,922)	$162,969	$50,258	—

	Senior Loans	Common Stocks
Investments in Securities (cont’d)	Utilities	Consumer Discretionary	Energy	Industrials
Balance as of July 31, 2017	—	$676,135	$4,559,435	$143,283
Accrued premiums/discounts	—	—	—	—
Realized gain (loss)[1]	—	—	—	—
Change in unrealized appreciation
(depreciation)[2]	—	953,761	264,410	66,172
Purchases	—	—	—	—
Sales	—	—	—	—
Transfers into Level 3[3]	$1,947,934	—	—	—
Transfers out of Level 3[4]	—	—	(2,806,842)	—
Balance as of January 31, 2018	$1,947,934	$1,629,896	$2,017,003	$209,455
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2018[2]	—	$953,761	$368,367	$66,172

40	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

	Common Stocks		Convertible Preferred Stocks	Preferred Stocks
Investments in Securities (cont’d)	Materials		Energy	Industrials	Total
Balance as of July 31, 2017	$0	*	$4,585,452	$243,057	$19,906,731
Accrued premiums/discounts	—		—	—	10,048
Realized gain (loss)[1]	(342,989)		(235,641)	—	(649,554)
Change in unrealized appreciation (depreciation)[2]	342,989		232,210	—	1,788,216
Purchases	—		—	19,428	3,803,229
Sales	—		(199,864)	—	(4,547,454)
Transfers into Level 3[3]	—		—	—	6,178,444
Transfers out of Level 3[4]	—		(4,382,157)	—	(7,901,218)
Balance as of January 31, 2018	—		—	$262,485	$18,588,442
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2018[2]	—		—	—	$1,299,947

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

(c) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

42	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2018, the total notional value of all credit default swaps to sell protection was $1,860,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended January 31, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The

44	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

(i) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

46	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(m) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At January 31, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If

48	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of January 31, 2018, the Fund held OTC credit default swaps on corporate issues with credit related contingent features which had a liability position of $19,887. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

(t) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited monthly a sub-advisory fee of 0.30% of the net assets managed by Western Asset Limited.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R and Class I shares did not exceed 1.00%, 1.75%, 1.40% and 0.85%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

50	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

During the six months ended January 31, 2018, fees waived and/or expenses reimbursed amounted to $21,627.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2018, LMIS and its affiliates retained sales charges of $16,020 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2018, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C	Class C1
CDSCs	$3,478	$2,373	$13

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$167,266,315	—
Sales	229,555,932	$2,995,313

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	51

Notes to financial statements (unaudited) (cont’d)

At January 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$485,152,917	$16,799,632	$(34,632,942)	$(17,833,310)
Forward foreign currency contracts	—	125,474	—	125,474
Futures contracts	—	1,761,074	(1,496,815)	264,259
Swap contracts	(362,052)	1,917	(3,491)	(1,574)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2018.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$1,761,074	—	—	$1,761,074
Centrally cleared swap contracts[3]	—	—	$1,917	1,917
Forward foreign currency contracts	—	$125,474	—	125,474
Total	$1,761,074	$125,474	$1,917	$1,888,465

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[2]	$1,496,815	—	$1,496,815
OTC swap contracts[4]	—	$19,887	19,887
Centrally cleared swap contracts[3]	—	782	782
Total	$1,496,815	$20,669	$1,517,484

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended January 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

52	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	—	—	—	$(362,847)	$(362,847)
Written options	—	—	$85,217	129,791	215,008
Futures contracts	$(354,910)	—	—	—	(354,910)
Swap contracts	—	—	(249,931)	—	(249,931)
Forward foreign currency contracts	—	$116,498	—	—	116,498
Total	$(354,910)	$116,498	$(164,714)	$(233,056)	$(636,182)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	—	—	—	$278,144	$278,144
Written options	—	—	—	(100,076)	(100,076)
Futures contracts	$210,533	—	—	—	210,533
Swap contracts	—	—	$(1,574)	—	(1,574)
Forward foreign currency contracts	—	$62,288	—	—	62,288
Total	$210,533	$62,288	$(1,574)	$178,068	$449,315

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

During the six months ended January 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$13,602
Written options†	16,193
Futures contracts (to buy)	76,914,608
Futures contracts (to sell)	72,317,455
Forward foreign currency contracts (to buy)	6,752,689
Forward foreign currency contracts (to sell)†	2,468,049

Average Notional Balance
Credit default swap contracts (to buy protection)	$6,671,429
Credit default swap contracts (to sell protection)	531,429

†	At January 31, 2018, there were no open positions held in this derivative.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	53

Notes to financial statements (unaudited) (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of January 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Barclays Bank PLC	$125,474	—	$125,474	—	$125,474
Credit Suisse First Boston Inc.	—	$(9,944)	(9,944)	—	(9,944)
JPMorgan Chase & Co.	—	(9,943)	(9,943)	—	(9,943)
Total	$125,474	$(19,887)	$105,587	—	$105,587

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1 and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$349,769	†	$194,072
Class C	302,226	†	25,274
Class C1	227,634	†	34,494
Class R	224		81
Class I	—		64,203
Total	$879,853		$318,124

†	Amounts shown are exclusive of expense reimbursements. For the six months ended January 31, 2018, the service and/or distribution fees reimbursed amounted to $291, $158 and $263 for Class A, Class C and Class C1 shares, respectively.

For the six months ended January 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$21,206
Class C	158
Class C1	263
Class R	—
Class I	—
Total	$21,627

54	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

6. Distributions to shareholders by class

	Six Months Ended January 31, 2018	Year Ended July 31, 2017
Net Investment Income:
Class A	$7,613,226	$18,668,236
Class C	1,430,651	3,921,194
Class C1	1,628,875	4,198,419
Class R	2,299	4,966
Class I	2,787,035	9,626,185
Total	$13,462,086	$36,419,000

7. Shares of beneficial interest

At January 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,832,210	$15,243,280	8,032,694	$42,919,336
Shares issued on reinvestment	1,334,484	7,185,409	3,269,912	17,526,017
Shares repurchased	(7,347,623)	(39,543,450)	(18,498,738)	(99,043,562)
Net decrease	(3,180,929)	$(17,114,761)	(7,196,132)	$(38,598,209)

Class C
Shares sold	488,387	$2,626,156	1,880,368	$10,049,396
Shares issued on reinvestment	240,812	1,296,569	643,901	3,451,222
Shares repurchased	(2,489,135)	(13,393,819)	(5,108,635)	(27,360,402)
Net decrease	(1,759,936)	$(9,471,094)	(2,584,366)	$(13,859,784)

Class C1
Shares sold	147,144	$797,016	29,353	$158,296
Shares issued on reinvestment	294,093	1,592,300	749,189	4,036,337
Shares repurchased	(1,988,490)	(10,755,972)	(3,000,271)	(16,156,880)
Net decrease	(1,547,253)	$(8,366,656)	(2,221,729)	$(11,962,247)

Class R
Shares sold	3,851	$20,790	5,835	$30,985
Shares issued on reinvestment	427	2,295	873	4,680
Shares repurchased	(6,085)	(32,618)	(2,845)	(15,387)
Net increase (decrease)	(1,807)	$(9,533)	3,863	$20,278

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	55

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended January 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount

Class I
Shares sold	2,298,124	$12,425,669	11,750,459	$63,207,020
Shares issued on reinvestment	450,023	2,431,807	1,215,630	6,545,201
Shares repurchased	(8,761,918)	(47,317,950)	(23,740,327)	(127,811,219)
Net decrease	(6,013,771)	$(32,460,474)	(10,774,238)	$(58,058,998)

8. Redemption facility

The Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the six months ended January 31, 2018, the Fund incurred a commitment fee in the amount of $2,992. The Fund did not utilize the Redemption Facility during the six months ended January 31, 2018.

9. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the six months ended January 31, 2018. The following transactions were effected in shares of such companies for the six months ended January 31, 2018.

56	Western Asset Short Duration High Income Fund 2018 Semi-Annual Report

	Affiliate Value at July 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at January 31, 2018
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$78,109,487	78,109,487	$72,405,807	72,405,807	—	$13,094	—	$5,703,680

10. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Value at 1/31/2018		Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	4,529	2/17	$45,290	$54,725		$12.08	0.01%
BioScrip Inc., First Lien Notes 8.224%, due 6/30/22	$1,427,000	6/17	1,414,108	1,438,701	(a)	100.82	0.31
			$1,459,398	$1,493,426			0.32%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees.

11. Capital loss carryforward

As of July 31, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2018	$(64,100,133)
7/31/2019	(17,621,656)
$(81,721,789)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $163,215,330 which have no expiration date, must be used first to offset any such gains.

12. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

Western Asset Short Duration High Income Fund 2018 Semi-Annual Report	57

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 6-7, 2017, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Short Duration High Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of the sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and asked questions and requested additional information from management. Throughout the prior year the Board had met with representatives of the manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their

58	Western Asset Short Duration High Income Fund

independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as

Western Asset Short Duration High Income Fund	59

Board approval of management and subadvisory agreements (unaudited) (cont’d)

entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also periodically reported to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds (including the Fund) classified as high yield funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2017 was above the median, and its performance for the 3-, 5- and 10-year periods ended June 30, 2017 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the

60	Western Asset Short Duration High Income Fund

“Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as high yield funds and chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were approximately equivalent to the median. The Board noted that the Fund’s actual total expense ratio also was approximately equivalent to the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2019.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Western Asset Short Duration High Income Fund	61

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by the other funds with the same Broadridge investment classification/objective at the range of asset levels relevant to the Fund. In addition, the Board noted the Fund’s Contractual Management Fee and Actual Management Fee were approximately equivalent to the median of its expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

62	Western Asset Short Duration High Income Fund

Western Asset

Short Duration High Income Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron*

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Short Duration High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Duration High Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2172 3/18 SR18-3292

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 22, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	March 22, 2018